Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

Mercury U.S. High Yield Fund, Inc.:

We consent to the use in Pre-Effective Amendment No. 1 to Registration Statement No. 333-39474 on Form N-1A of our report dated August 14, 2000 to the Board of Directors and Shareholder of Mercury U.S. High Yield Fund, Inc., and our report dated July 19, 2000 to the Board of Trustees and Investors of Master U.S. High Yield Trust, and to the reference to us under the caption “Independent Auditors” all of which appear in the Statement of Additional Information, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP Princeton, New Jersey August 29, 2000